UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Certara, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39799	82-2180925
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Overlook Center
Suite 101
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

(609) 716-7900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CERT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 4, 2021, Certara, Inc. (the “Company”) issued a press release announcing the completion of the Merger (as defined below). A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On October 1, 2021, the Company completed the previously announced acquisition of Pinnacle 21, LLC (“Pinnacle”). Pursuant to the definitive agreement, dated as of August 2, 2021 (the “Merger Agreement”), by and among the Company, Puma Merger Sub, LLC (“Merger Sub”), Pinnacle, and Shareholder Representative Services LLC, as the equityholder representative, Merger Sub, an indirectly wholly-owned subsidiary of the Company, merged with and into Pinnacle (the “Merger”), with Pinnacle surviving the Merger as an indirect wholly-owned subsidiary of the Company, for an enterprise value of $310 million. The transaction proceeds paid by the Company were comprised of approximately $250 million in cash consideration and 2,239,717 shares of restricted common stock of the Company which were received by certain equityholders of Pinnacle, in each case, subject to certain adjustments as described in the Merger Agreement.

The foregoing summary of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 5, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Certara, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTARA, INC.
(Registrant)

Date: October 4, 2021
	By:	/s/ Richard M. Traynor
Richard M. Traynor
Senior Vice President and General Counsel